INVESTOR PRESENTATION November 2022

centerspacehomes.com 2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value- add and redevelopment opportunities, the failure of our property acquisitions and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10-K for the period ended December 31, 2021. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE

centerspacehomes.com 3 Differentiated Markets Internal Growth Opportunity Balance Sheet Flexibility Experienced Leadership (1) See page 14 for breakdown 0% 100% 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 Transformation to Focused Multifamily Multifamily and Other % of Gross Real Estate Assets Multifamily Other 1970 Year founded 15,064 Apartments owned and operated 1997 Listed NYSE: CSR 2017-2019 Portfolio transformed from diversified to focused multifamily $2.3 Billion(1) Total capitalization Key Indices S&P SmallCap 600 MSCI US REIT Russell 2000 COMPANY SNAPSHOT

centerspacehomes.com 4 BETTER EVERY DAYS STRONG FOUNDATION  Same-store new lease over lease growth was 7.5% in Q3 compared to 13.0% in Q2 2022 and 5.7% in Q3 2021  Same-store renewal lease growth accelerated to 8.7% in Q3 compared to 7.8% in Q2 2022 and 7.4% in Q3 2021  Same-store revenue growth was 11.1% in Q3 YoY leading to Core FFO of $1.15 for Q3 2022  Our portfolio features low unemployment and below multifamily peer and national average exposure to new supply  Net Operating Income (NOI) balanced between major markets (Minneapolis, Denver) and secondary markets  Strengthened presence in Denver with September 2022 acquisition of 215 homes for an aggregate purchase price of $95.0 million Strong Operating Results Driven by Rent Growth Opportunities Differentiated Portfolio Provides Favorable Exposure to Midwest and Mountain West Markets Operating Initiatives Progress to Enhance Customer Experience and Margin Centerspace’s mission is to provide great homes for our residents, our teams, and our investors. Our vision is to be the premier provider of apartment homes in vibrant communities by focusing on integrity and serving others.  Optimizing operating platform and deploying technology to enhance efficiencies and resident experience  Value add opportunities include unit and common area renovations as well as adding amenities such as clubhouses, fitness centers, dog parks and package locker solutions

centerspacehomes.com 5 Region Homes Q3 Avg. Rev per Occ. Home(1) Denver, CO 2,104 $2,090 Minneapolis, MN (2) 5,293 $1,590 North Dakota 2,422 $1,257 Omaha, NE 1,370 $1,208 Rochester, MN 1,129 $1,721 St. Cloud, MN 1,524 $1,315 Other Mountain West(3) 1,222 $1,415 Total / Average 15,064 $1,539(4) MULTIFAMILY ACQUISITIONS AND DISPOSITIONS SINCE 2017 % of NOI by Market – September 2022 vs 2017 (4)  Acquired 33 new communities in our target markets for $1.4 billion  $355 million in dispositions including 35 communities as we reduce our exposure to less efficient communities in lower-growth markets PERCENT OF NOI BY STATE (4) 5% 49% 3% 7% 22% 14% St. Cloud Rochester Billings Bismarck Minot Rapid City Grand Forks Omaha DIFFERENTIATED PORTFOLIO (1) Average monthly revenue per occupied home is defined as total rental revenues divided by the financial occupancy of apartment homes for the period (2) Includes recent 2022 acquisitions (3) Includes Rapid City, SD and Billings, MT (4) New acquisition is using underwriting data 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Minneapolis Denver Rochester St. Cloud Omaha ND Market Other Mountain West 2022 2017 Denver

centerspacehomes.com 6 STRONG FUNDAMENTALS THROUGHOUT MIDWEST AND MOUTAIN WEST Billings YTD Avg Annual Income: $86,370 YTD Rent-To-Income Ratio: 22.07% Denver YTD Avg Annual Income: $110,116 YTD Rent-To-Income Ratio: 23.70% Grand Forks YTD Avg Annual Income: $86,798 YTD Rent-To-Income Ratio: 20.34% Minneapolis YTD Avg Annual Income: $87,709 YTD Rent-To-Income Ratio: 23.26% Omaha/Lincoln YTD Avg Annual Income: $80,054 YTD Rent-To-Income Ratio: 21.24% Minot YTD Avg Annual Income: $77,828 YTD Rent-To-Income Ratio: 19.81% Rapid City YTD Avg Annual Income: $84,674 YTD Rent-To-Income Ratio: 22.55% Rochester YTD Avg Annual Income: $109,004 YTD Rent-To-Income Ratio: 22.13% St. Cloud YTD Avg Annual Income: $78,484 YTD Rent-To-Income Ratio: 22.60% Average rents and rent-to income for approved applicant households screened through 10/25/22. Source: Yardi Resident Screening Bismarck/Jamestown YTD Avg Annual Income: $91,420 YTD Rent-To-Income Ratio: 19.92% Overall Portfolio YTD Avg Annual Income: $89,967 YTD Rent-To-Income Ratio: 22.30%

OUR PORTFOLIO COMPARES FAVORABLY ON UNEMPLOYMENT AND SUPPLY


August 2022 Weighted Average Unemployment Rate
State Unemployment Rate Weighted by Home Count
2.2%
3.3%
3.4%
3.4%
3.5%
3.5%
3.7%
3.7%
3.9%
3.9%
4.0%
CSR
MAA
IRT
NXRT
AIRC
CPT
UDR
US Rate
EQR
AVB
ESS

Source: SNL, BLS


Weighted Average Portfolio Under Construction % of Inventory
4.1%
4.9%
5.1%
5.1%
5.8%
6.2%
6.3%
7.4%
7.7%
8.1%
ESS
CSR
EQR
AVB
AIRC
UDR
IRT
CPT
MAA
NXRT

Source: SNL, CoStar

- Centerspace portfolio has the lowest weighted average unemployment rate among multifamily peers across its markets
- Low unemployment in our portfolio relative to all housing sectors- apartment, manufactured housing, and single-family rentals, is leading to strong collection rates

- Among multifamily peers, Centerspace's markets have the second lowest number of homes under construction as a percentage of total market inventory among multifamily peers
- Low supply of new homes in Centerspace portfolio allows the ability to drive rent growth and maintain occupancy

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centerspacehomes.com 8 OUR PORTFOLIO COMPARES FAVORABLY ON UNEMPLOYMENT AND SUPPLY 0 10 20 30 40 50 60 70 80 90 100 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% M on th s S up pl y Va ca nc y + U nd er C on st ru ct io n an d 3- Ye ar A bs or pt io n R at e Vacancy + Under Construction Vs 3-Year Average Absorption Vacancy + Under Construction Rate 3-Year Avg Absorption Months of Supply US Average Months Supply Source: CoStar

centerspacehomes.com 9Graph above is based on Company's primary reported earnings statistic. CSR, MAA, AVB, ESS, IRT, NXRT, ELME, and VRE report Core FFO per share. UDR and CPT report AFFO per share. EQR reports normalized FFO per share. MAA reports AFFO per share in 2019-2022. MAA reports AFFO in per share in 2018 and AIRC reports AFFO per share in 2018 and 2019. AIRC reports pro-forma FFO per share 2020-2022. VRE and CPT 2022 based on Q3 YTD annualized. CSR UDR EQR CPT MAA AVB ESSAIRC IRT NXRT ELME VRE 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 2018 FY 2019 FY 2020 FY 2021 FY 2022 Outlook (Midpoint) Indexed FFO Growth CSR UDR EQR CPT MAA AVB ESS AIRC IRT NXRT ELME VRE STABLE UNDERLYING PORFOLIO = CONSISTENT EARNINGS

centerspacehomes.com 10 5.7% 5.5% 6.7% 5.8% 7.5% 3.3% 7.4% 7.6% 9.8% 7.8% 8.8% 8.5% 6.0% 6.2% 7.8% 10.9% 8.2% 5.6% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Oct 2022 New Renewal Blended POSITIVE LEASING TRENDS CONTINUE SAME STORE LEASING UPDATE Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Oct 2022 Occupancy 94.3% 93.4% 93.9% 94.8% 94.5% 94.2% Expirations 34.6% 12.5% 16.6% 32.6% 38.9% 6.9%

centerspacehomes.com 11 POSITIVE LEASING TRENDS CONTINUE SAME STORE LEASING UPDATE -10.0% -5.0% n/a 5.0% 10.0% 15.0% n/a $ 200 $ 400 $ 600 $ 800 $ 1,000 $ 1,200 $ 1,400 $ 1,600 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 New and Renewal Lease Changes by Quarter Avg Rent Occupied Units Avg Replacement Rent Change Pct. Avg Renewal Increase Pct.

centerspacehomes.com 12 OPTIMIZING RENTS FROM 2021 PORTFOLIO ACQUSITION -1.2% 4.9% 8.4% 4.1% 2.1% -0.8% 6.7% 11.9% 7.8% 5.5% Q4 2022 Q1 2022 Q2 2022 Q3 2022 Oct 2022 Comparative New Lease Rate Growth SS MSP KMS 6.9% 4.7% 5.1% 4.7% 2.9% 3.9% 10.8% 9.0% 10.0% 9.5% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Oct 2022 Comparative Renewal Rate Growth SS MSP KMS 0.8% 4.5% 6.8% 4.5% 2.5% 1.5% 8.3% 10.1% 9.1% 7.8% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Oct 2022 Comparative Blended Rental Rate Growth SS MSP KMS Palisades Apartments – Roseville, Minnesota  KMS portfolio consists of 2,364 homes across 14 communities in Minneapolis market acquired in September 2021

centerspacehomes.com 13 ENHANCING CUSTOMER EXPERIENCE IS A CORE GOAL 64.78 62.62 60 61 62 63 64 65 66 Centerspace ORA Score National Property Average ORA Score 2021 J Turner ORA Score ORA TOP PERFORMER Red 20 Apartments in Minneapolis was named as the highest scoring property in the state of Minnesota in the J Turner Research 2021 ORA Power Rankings report. 3.35 3.41 3.52 3.56 3.62 3.25 3.3 3.35 3.4 3.45 3.5 3.55 3.6 3.65 01/01/2019 01/01/2020 01/01/2021 01/01/2022 10/01/2022 LIFETIME AVERAGE REPUTATION SCORES* (Overa l l Sca le o f 5 .0 ) *Properties in portfolio as of 1/1/2021

ACCELERATING VALUE-ADD OPPORTUNITY

VALUE-ADD HIGHLIGHTS

- Value-add opportunities to drive maximum revenue across the portfolio include unit and common area renovations and adding amenities including clubhouses, fitness centers, dog park, outdoor kitchens, and package locker solutions. Enhancements improve asset position within the market, maintain competitive advantage and keep up with market demand
- Value-add renovations enhance sustainability efforts by conserving water, reducing energy waste, and implementing environmentally friendly alternatives when able. ESG considerations include:
  - LED lighting
  - ENERGY STAR appliances
  - Updated countertops and cabinetry
  - Low-VOC paint
  - Cradle to Cradle flooring
  - Pollinator-friendly landscaping

IN-UNIT VALUE-ADD RESULTS

	2019	2020	2021	2022 (YTD)
Homes Completed	181 homes	404 homes	686 homes	781 homes
Average Cost per Home (1)	$12,331	$11,003	$14,259	$17,492
Average Rent Increase (2)	$195	$191	$222	$228

(1) Does not include costs related to amenity or common area upgrades
(2) Achieved premium is reflective of the completed and leased homes and does not include market rent changes


BEFORE


AFTER

« Regency Park lobby renovation

Connelly on Eleven Interior Renovation »


BEFORE


AFTER

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centerspacehomes.com 15 2022 FINANCIAL OUTLOOK ------------Forecasted Range------------- Low Mid-Point High Revenue 9.75% 10.00% 10.25% Total Expenses 9.50% 9.75% 10.00% NOI 9.75% 10.25% 10.75% Earnings per Share $(0.50) $(0.46) $(0.41) FFO per Share $4.30 $4.35 $4.39 Core FFO per Share $4.42 $4.46 $4.50  Same-store capital expenditures of $950 per home to $1,000 per home  Value-add expenditures of $26.0 million to $29.0 million  Investments of $209.5 million reflect the January 2022 acquisitions of four communities in Minneapolis, Minnesota and September acquisition of one community in Denver, Colorado Other Key Assumptions Per Share SS Growth

centerspacehomes.com 16 $0 $41,722 $202,990 $52,395 $51,241 $116,000 $105,086 $85,000 $198,022 $25,000 $78,850 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Common Equity 54% Secured Debt 21% Unsecured Debt 20% Series C Preferred 4% Series D Preferred 1% *Share price $67.32 as of 9/30/2022 BALANCE SHEET POSITIONED FOR GROWTH Large Permanent Capital Base ($2.3B Total Capitalization) $971M Total Debt $1.2B Common Equity $110M Preferred Equity % of Total Maturing 0.0% 4.3% 0.0% 20.9% 5.4% 5.3% 11.9% 10.8% 8.8% 20.4% 2.6% 8.1% 1.5% Weighted Average Interest Rate 0.0% 4.0% 0.0% 4.1% 3.7% 3.5% 3.1% 4.0% 2.6% 3.2% 2.7% 2.9% 2.8% $15,000 Low Maturities through 2025 Wtd Avg Int Rate 3.45% & Wtd Avg Maturity 6.33 Year (in thousands, except percentages) 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x 9.5x Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Quarterly Net Debt / Annualized Forward Adjusted EBITDA (1) (1) Net debt is the total outstanding debt balance less cash and cash equivalents and net tax deferred exchange proceeds (included within restricted cash). Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non- GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Reconciliation to Non-GAAP Measures section in the Appendix.

centerspacehomes.com 17 Improvement since 2017 driven by thoughtful capital allocation and creative deal structuring IMPROVEMENT IN PORTFOLIO Homes per Community Buildings Avg Monthly Rent Communities % of NOI in Top-50 MSA Homes 132 709 $980 100 13% 2017 13,212 179 520 $1,392 84 55% 15,064 (1) Proforma Q3 2022 multifamily only including acquisitions at underwriting $877,950 $488,080 $92,667 Acquisition Structure ($ in thousands) Cash OP Unit Development • Unique deal structures have provided a competitive advantage in the transaction market. Since 2017, CSR has invested nearly $1.5 billion in Denver and Minneapolis using creative deal structuring. Today (1)

centerspacehomes.com 18 • A 215-home community built in 2022 • Located in southeastern suburb of Centennial, Colorado and Denver’s Southeast Business Corridor home to more than 240,000 jobs • Amenities include resort-style outdoor pool with terrace, fitness center, clubroom, game room, entertainment suite, rooftop lounge, pet run, and work from home spaces • Studio, one, two, and three-bedroom homes feature granite countertops, tile backsplash, stainless steel appliances, full size washer and dryers, floor to ceiling sliding doors, and ample closet space LYRA APARTMENTS MINNEAPOLIS, MN | $46.4 MILLION CIVIC LOFTS DENVER, CO | $63.0 MILLION • A 130-home community built in 2021 • Located in south Minneapolis adjacent to Lake Nokomis and features walkability and connectivity to retailers • Amenities include fitness center, resort-style pool and community rooms • Studio, one, two-bedroom homes feature quartz countertops, tile backsplash, stainless steel appliances, full size washer and dryers, and ample closet space NOKO APARTMENTS CENTENNIAL, CO | $95.0 MILLION • A 176-home community built in 2019 • Located in the Golden Triangle neighborhood of Denver close to employment centers and amenities • Amenities include fitness center, sky lounge and business center • Studio, one and two-bedroom homes feature granite countertops, stainless steel appliances, high ceilings, custom cabinetry RECENT ACQUISITIONS

centerspacehomes.com 19  32 CSR communities consisting of 5,292 homes  16th largest MSA in the nation  #6 on U.S. News best places to live in the U.S.  24% projected population increase by 2035  442,000 jobs to be added to the region by 2050  18 Fortune 500 companies headquartered in Minnesota  Median household income of $94,485 is 26% higher than the United States median MARKET HIGHLIGHTS CSR HIGHLIGHTS (1) MINNEAPOLIS MARKET (1) Multifamily only; based on proforma Q3 NOI including acquisitions at underwriting (2) One community in St. Paul, MN subject to rent control as % of total portfolio NOI 1% 99% Rent Control (2) Rent Control Non Rent Control 11% 33%56% Location Urban Core Inner Ring Outer Ring 40% 60% Asset Class Class A Class B 57% 43% Same-Store vs Non Same-Store NOI from SS NOI from NSS

centerspacehomes.com 20 0% 5% 10% 15% 12 Mo Change 10 Yr Change 5 Year Forecast Income Growth 0% 1% 2% 12 Mo Change 10 Yr Change 5 Yr Forecast Population Growth MINNEAPOLIS MARKET 0.00% 1.00% 2.00% 3.00% 4.00% 12 Mo Change 10 Yr Change 5 Yr Forecast Labor Force Growth 0% 1% 2% 3% 4% 5% 6% 2019 2020 2021 2022 (proj) 2023 (proj) Inventory Growth

centerspacehomes.com 21  6 CSR communities consisting of 1,889 homes  19th largest MSA in the nation  #2 on U.S. News best places to live in the U.S.  6th fast growing state between 2010 and 2020  804,100 jobs to be added to the region by 2050  23 Fortune 1,000 companies headquartered in Colorado  Median household income of $99,425 is 32% higher than the United States median MARKET HIGHLIGHTS DENVER MARKET CSR HIGHLIGHTS (1) 100% Asset Class Class A (1) Multifamily only; based on proforma Q3 NOI including acquisitions at underwriting 69% 31% Same-Store vs Non Same-Store NOI from SS NOI from NSS 40% 60% Location Urban Suburban

centerspacehomes.com 22Source: CoStar Multifamily Market Report 0% 1% 2% 12 Mo Change 10 Yr Change 5 Yr Forecast Population Growth DENVER MARKET 0% 1% 2% 3% 4% 5% 6% 2019 2020 2021 2022 (proj) 2023 (proj) Inventory Growth 0% 5% 10% 15% 12 Mo Change 10 Yr Change 5 Year Forecast Income Growth 0% 1% 1% 2% 2% 3% 12 Mo Change 10 Yr Change 5 Yr Forecast Labor Force Growth

OUR SECONDARY MARKETS HAVE STRONG FUNDAMENTALS

Region	% of NOI (1)	Population	Market Units (2)	Median HH Income	Unemployment Rate (3)	3-Month Avg Job Growth (3)	Median Home Value	T12 Deliveries (4)	Market Vacancy (5)	Market Rent Growth (5)	Under Construction (4)
Minneapolis	33.2%	3,690,512	259,004	$87,433	2.1%	3.2%	381,364	12,895	6.3%	2.6%	13,742
Denver	22.0%	2,972,566	274,410	$90,716	3.3%	3.9%	653,208	8,344	6.4%	5.2%	25,863
Rochester	8.9%	227,151	9,670	$80,434	1.8%	2.5%	310,372	0	4.3%	4.3%	613
St. Cloud	6.8%	200,406	15,212	$65,641	2.1%	3.0%	297,627	70	2.7%	4.8%	251
Omaha	6.8%	971,637	77,883	$73,720	2.5%	1.8%	273,380	2,233	5.1%	7.2%	4,041
Bismarck (6)	5.5%	134,417	6,572	$67,793	2.1%	1.7%	335,648	0	3.8%	4.1%	143
Billings (7)	5.2%	187,037	5,157	$70,018	2.5%	3.3%	380,244	64	2.5%	7.2%	246
Grand Forks (6)	5.0%	103,462	9,668	$62,568	2.1%	3.3%	254,865	0	5.0%	4.6%	74
Rapid City (7)	3.1%	141,979	6,398	$63,342	2.3%	2.8%	336,179	300	1.9%	6.1%	622

Sources: US Census Bureau, BLS, FRED, Zillow, CoStar
(1) Proforma Q3 2022 multifamily only including acquisitions at underwriting
(2) Q3 2022 total inventory per CoStar
(3) August 2022
(4) As of 9/30/2022 per CoStar
(5) Q3 2022 average per CoStar
(6) Referenced as ND Market in filings
(7) Referenced as Other Mountain West in filings

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centerspacehomes.com 24 ESG HIGHLIGHTS ENVIRONMENTAL SOCIAL GOVERNANCE • Created ENERGY Star portfolios at each property in the portfolio • Utilize WasteX waste management across the portfolio • Participate in GRESB annual assessment to identify risks and opportunities and benchmark performance • Promote the responsible purchasing and seek partnerships with like- minded organizations • Maintain a Supermajority Independent Board with 87.5% of board members being independent • Senior leadership team is 55.6% female • Received a #1 governance score from Institutional Stakeholder Services • Operate under the direction of a cross-departmental ESG committee to set strategic goals and measure performance • Contributed to more than 25 charitable organizations in 2021 through the Centerspace Cares program • Maintain a strong Diversity, Equity, and Inclusion committee • Named Top Workplace for 2022 by the Minneapolis Star Tribune • Demonstrate a commitment to the wellbeing of team members through an extensive benefits and wellness program

centerspacehomes.com 25 BEST-IN-CLASS GOVERNANCE EXECUTIVE MANAGEMENT TEAM Mark O. Decker, Jr. President and CEO Bhairav Patel EVP and CFO Anne Olson EVP and COO CSR rated ISS’s top score of 1 - indicating highest quality corporate governance practices and lowest governance risk Jeffrey P. Caira Since 2015 Michael T. Dance Since 2016 Mark O. Decker Jr. Since 2017 Emily Nagle Green Since 2018 Linda J. Hall Since 2011 John A. Schissel Since 2016 Mary J. Twinem Since 2018 Rodney Jones- Tyson Since 2022 BOARD OF TRUSTEES

centerspacehomes.com 26 INVESTMENT HIGHLIGHTS Best-In-Class Governance Differentiated Market Exposure Internal Growth Opportunities Flexible Balance Sheet

centerspacehomes.com 27 APPENDIX

centerspacehomes.com 28 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations We use the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: • depreciation and amortization related to real estate; • gains and losses from the sale of certain real estate assets; and • impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Due to the limitations of the Nareit FFO definition, we have made certain interpretations in applying this definition. We believe that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit's FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT's main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. The exclusion in Nareit’s definition of FFO of impairment write-downs and gains and losses from the sale of real estate assets helps to identify the operating results of the long-term assets that form the base of our investments and assists management and investors in comparing those operating results between periods. While FFO is widely used by us as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of sufficient cash flow to fund all of our needs or our ability to service indebtedness or make distributions. Core Funds from Operations ("Core FFO") is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe that Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

centerspacehomes.com 29 RECONCILIATION TO NON-GAAP MEASURES

centerspacehomes.com 30 Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain on litigation settlement, and gain/ loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or nonoperating gains and losses. Adjusted EBITDA is a non-GAAP measure and should not be considered a substitute for operating results determined in accordance with GAAP. RECONCILIATION TO NON-GAAP MEASURES